Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PTC Therapeutics, Inc. (the “Company”) for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Christine Utter, Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)                              the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2017	By:	/s/ CHRISTINE UTTER
Christine Utter
Principal Financial Officer
(Principal Financial and Accounting Officer)